UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2014 (July 7, 2014)

TELIK, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31265	93-0987903
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11588 Sorrento Valley Rd., Suite 20

San Diego, CA 92121

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (858) 259-9405

2100 Geng Road, Suite 102

Palo Alto, California 94303

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K relating to Telik’s or management’s intentions, hopes, beliefs, expectations or predictions of the future, including statements relating to the combined company’s management and board of directors and any other statements about our management team’s future expectations, beliefs, goals, plans or prospects are forward-looking statements. Our actual results could differ materially from those projected in these forward-looking statements. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements are set forth in our proxy statement (File No. 000-31265), filed with the SEC on June 3, 2014 as supplemented and amended, and in our reports on Forms 10-Q and 8-K and other filings made with the SEC. We disclaim any intention or obligation to revise or update any forward-looking statements, including financial estimates, whether as a result of new information, future events or otherwise.

Item 1.01	Entry into a Material Definitive Agreement

The disclosure in Item 2.01 of this Current Report on Form 8-K, this Current Report, is incorporated herein by reference.

Amendment of Series B Private Placement Documents

As disclosed on Telik’s Current Report on Form 8-K filed on May 12, 2014, Telik entered into a securities purchase agreement, or the Purchase Agreement, on May 12, 2014, with certain purchasers identified on the signature pages thereto, or the Purchasers, pursuant to which Telik issued and sold to the Purchasers, an aggregate of 1,250,000 shares of Telik’s Series B convertible preferred stock, par value $0.01 per share, or the Series B Convertible Preferred Stock, and warrants, or the Warrants, to purchase up to an additional 625,000 shares of Common Stock in a private placement transaction, or the Private Placement. In connection with the Private Placement, Telik also entered into a Registration Rights Agreement with the Purchasers, the Registration Rights Agreement, pursuant to which Telik agreed to file a registration statement with the SEC covering resales of shares of Telik common stock issuable upon exercise of the Warrants and the shares issuable upon conversion of the Series B Preferred Stock no later than July 11, 2014.

On July 7, 2014, Telik and the holders of its issued and outstanding Series B Convertible Preferred Stock, entered into a Series B Omnibus Amendment and Stockholder Consent, the Omnibus Amendment, that, among other things, approved an amendment and restatement of Telik’s Certificate of Designations, Preferences and Rights of Series B-1 Convertible Preferred Stock, amendments to the Warrants and the Purchase Agreement to permit Telik’s common stock to be traded on the OTCQB and OTCQX marketplaces, an amendment to the provisions of the Registration Rights Agreement to extend the deadline for the registration described above from July 11, 2014 to August 1, 2014, and to approve the amendments made to the Merger Agreement (defined below) in Amendment No. 2 (defined below). The full text of the Omnibus Amendment is attached to this Current Report as Exhibit 10.1 which includes the full text of the Amended and Restated Series B Certificate of Designations Rights and Privileges set forth as Exhibit A therein.

Other than as provided the Omnibus Amendment attached to this Current Report as Exhibit 10.1, the Purchase Agreement, including the Warrants and Series B Certificate of Designations, Preferences and Rights included therein, as filed with the SEC on May 12, 2014 as Exhibit 10.1 to Telik’s Current Report on Form 8-K, remain in full force and effect as originally executed on May 12, 2014. The foregoing description of the Purchase Agreement, Warrants, Registration Rights Agreement and Series B Certificate of Designations is not complete and is subject to, and qualified in its entirety by, the full text of each document as attached as Exhibit 10.1 to Telik’s Current Report on Form 8-K filed with the SEC on May 12, 2014, the full text of Amendment No. 1 to the Definitive Proxy Statement filed with the SEC on June 30, 2014, the full text of Amendment No. 2 to the Definitive Proxy Statement filed with the SEC on July 1, 2014, the full text of Amendment No. 3 to the Definitive Proxy Statement filed with the SEC on July 3, 2014 and the full text of the Omnibus Amendment attached as Exhibit 10.1 to this Current Report, the terms of which are each incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

Completion of Merger with MabVax Therapeutics, Inc.

As reported on Telik’s Current Report on Form 8-K filed with the SEC on May 12, 2014, Telik entered into an Agreement and Plan of Merger, by and among Telik, Tacoma Acquisition Corp., a Delaware corporation and wholly owned-subsidiary of Telik, MabVax Therapeutics, Inc., a Delaware corporation, MabVax, and Merger Sub, or the Merger Agreement, pursuant to which the Merger Sub would merge with and into MabVax with MabVax surviving as a wholly-owned subsidiary of Telik, or the Merger.

As disclosed on Telik’s Current Report on Form 8-K filed on July 1, 2014, Telik and MabVax, entered into an Amendment No. 1 to the Merger Agreement, or Amendment No. 1, that, among other things, modified the definition of Company Common Stock Financing in Exhibit A to the Merger Agreement, removed certain redemption provisions in the Certificate of Designations, Preferences and Rights of Series A-1 Convertible Preferred Stock and the Certificate of Designations, Preferences and Rights of Series A-2 Convertible Preferred Stock attached to the Merger Agreement as Exhibit E and Exhibit F, respectively, and removed certain references to Telik’s obligations to assume MabVax’s obligations to redeem shares of MabVax Series C-1 Convertible Preferred Stock and Series C-2 Convertible Preferred Stock following the completion of the Merger.

On July 7, 2014, the Telik and MabVax, entered into an Amendment No. 2 to the Merger Agreement, or Amendment No. 2, that, among other things, amended the provisions of the proposed Certificate of Designations, Preferences and Rights of the Series A-1 Convertible Preferred Stock attached to the Merger Agreement as Exhibit E to permit shares of Telik’s common stock to trade on the OTCQB and OTCQX marketplaces following the completion of the Merger and modified the Telik stockholder approval provisions set forth in the Merger Agreement to permit the Merger to be completed without the consent of the holders of majority of the issued and outstanding capital stock of Telik. Amendment No. 2 also included amendments removing the requirement that Telik amend its charter documents to change its name from Telik, Inc. to MabVax Therapeutics Holding, Inc. upon completion of the Merger and the requirement for Telik to implement a 5 to 1 reverse split of Telik’s common stock should the closing price of Telik’s common stock as of the last business day immediately prior to the effective time of the Merger be less than $4 per share. The full text of Amendment No. 2 is attached to this Current Report as Exhibit 2.1.

On July 8, 2014, or the Closing Date, the parties completed the Merger. In connection with the Merger, Telik caused to be issued, as of the Closing Date, its securities to MabVax’s stockholders in exchange for securities owned by MabVax’s securityholders, as follows: (i) an aggregate of 9,349,841 shares of Telik common stock, (ii) an aggregate of 2,762,841 shares of Telik Series A-1 convertible preferred stock, par value $0.01 per share, convertible into an aggregate of 12,285,156 shares of Telik common stock as of the Closing Date, with such powers, designations, preferences and other rights as set forth in the Certificate of Designations, Preferences and Rights of Series A-1 Convertible Preferred Stock

attached as Exhibit A to Amendment No. 2, (iii) warrants to purchase up to an aggregate of 16,442,087 shares of Telik’s common stock, with an exercise price of $0.4524974 per share and expiring on July 10, 2023, and (iv) options to purchase up to 1,552,694 shares of common stock. The Telik securities issued in connection with the Merger were issued in a private placement transaction pursuant to Section 4(2)(a) and Rule 506(b) of Regulation D of the Securities Act. The Form of Warrant for the warrants issued in consideration for the Merger is included as Exhibit B to Amendment No. 2 attached to this Current Report as Exhibit 2.1. The Common Exchange Ratio (as defined in the Merger Agreement) was 2.223283558 and the Preferred Exchange Ratio (as defined in the Merger Agreement) was .5.

As a result of the consummation of the Merger, as of the Closing Date, the former stockholders, optionholders and warrantholders of MabVax own approximately 85% of the outstanding shares of Telik common stock on a fully-dilluted basis and the stockholders, optionholders and warrantholders of Telik prior to the Merger own approximately 15% of the outstanding shares of Telik common stock on a fully dilluted basis and a change of control has occurred.

For accounting purposes, the Merger is treated as a “reverse acquisition” and MabVax is considered the accounting acquirer. Accordingly, MabVax will be reflected as the predecessor and acquirer in Telik’s financial statements. Telik’s financial statements will reflect the historical financial statements of MabVax as Telik’s historical financial statements, except for the legal capital which will reflect Telik’s legal capital (common stock).

Other than as provided in Amendment No. 1 as filed on Telik’s Current Report on Form 8-K on July 1, 2014 and as provided in Amendment No. 2 attached to this Current Report as Exhibit 2.1, the Merger Agreement, as filed with the SEC on May 12, 2014 as Exhibit 2.1 to Telik’s Current Report on Form 8-K, remains in full force and effect as originally executed on May 12, 2014. The foregoing description of the Merger Agreement is not complete and is subject to, and qualified in its entirely by, the full text of the Merger Agreement, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 12, 2014, the full text of the Amendment No. 1 attached as Exhibit 2.1 to Telik’s Current Report on Form 8-K filed with the SEC on July 1, 2014, the full text of Amendment No. 1 to the Definitive Proxy Statement filed with the SEC on June 30, 2014, the full text of Amendment No. 2 to the Definitive Proxy Statement filed with the SEC on July 1, 2014, the full text of Amendment No. 3 to the Definitive Proxy Statement filed with the SEC on July 3, 2014, the full text of Amendment No. 1 attached as Exhibit 2.1 on Telik’s Current Report on Form 8-K filed on July 1, 2014 and the full text of Amendment No. 2 attached as Exhibit 2.1 to this Current Report, the terms of which are each incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The disclosures in Items 1.01, 2.01 and 3.03 of this Current Report are incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders

Series A-1 Convertible Preferred Stock

On July 7, 2014, as contemplated by the Merger Agreement, Amendment No. 1 and Amendment No. 2 and as approved by Telik’s Board of Directors, Telik filed with the Secretary of State of the State of Delaware a Certificate of Designations, Preferences and Rights of Series A-1 Convertible Preferred Stock, or the Series A-1 Certificate of Designations. The holders of the Series A-1 convertible preferred stock are entitled to vote on an as converted basis on matters presented to Telik’s stockholders and each share of Series A-1 convertible preferred stock is convertible into 12,285,156 shares of common stock subject to the conversion limitations set forth in the Series A-1 Certificate of Designations. In addition, certain members of Telik’s board of directors will be designated in the Series A-1 certificate on the effective date of the Merger as described in Item 5.02 below, and certain actions will require the consent of such director(s) as provided in the Series A-1 Certificate of Designations.

The Series A-1 Certificate of Designations further provides that Telik must obtain holders’ of the Series A-1 convertible preferred stock consent, which holders must include Hudson Bay IP Opportunities Master Fund L.P., to, among other things, (i) create or issue additional or other capital stock or securities exchangeable for or convertible or exercisable into capital stock pari passu with or senior to the Series A-1 convertible preferred stock; (ii) reclassify, alter or amend any existing security of Telik that is pari passu with the Series A-1 convertible preferred stock, (iii) change the authorized number of shares of Telik’s capital stock; (iv) create or issue debt securities; (v) authorize or effect payment of dividends or distributions on Telik’s capital stock; (vi) authorize or effect fundamental transactions or liquidation events; (vii) amend or repeal Telik’s charter documents; (viii) amend, alter or repeal preferences, special rights or other powers of the Series A-1 convertible preferred stock; (ix) avoid the observance or performance of the terms of the Series A-1 Certificate of Designations; (x) effect any change in Telik’s principal business; and (xi) agree to restrict Telik’s ability to pay dividend or redeem securities of Telik.

In addition, the Series A-1 convertible preferred holders are entitled to dividends in arrears at a rate of 8% per annum on the stated value and will receive dividends made to the holders to Telik common stock to the same extent as if such Series A-1 convertible preferred holders had converted their Series A-1 convertible preferred stock into Telik common stock. However, upon a Liquidation Event (as defined in the Series A-1 Certificate of Designations), the Series A-1 convertible preferred holders are entitled to a liquidation preference, prior to any distribution of Telik’s assets to the holders of Telik common stock, in an amount equal to $1.676708 per share of Series A-1 convertible preferred stock, subject to adjustments, and all accrued and unpaid dividends. After payment to the Series A-1 convertible preferred holders of the full preferential amount, the Series A-1 convertible preferred holders will have the right to participate in the distribution of Telik’s remaining assets.

The foregoing description of the Series A-1 Certificate of Designations is not complete and is subject to, and qualified in its entirety by, the full text of Series A-1 Convertible Preferred Stock Certificate of Designations, included as Exhibit A to Amendment No. 2 attached as Exhibit 2.1 of this Current Report, and is incorporated herein by reference.

The disclosures in Items 2.01 and 3.02 of this Current Report are incorporated herein by reference.

Item 5.01	Changes in Control of Registrant

As a result of the transactions contemplated under the Merger Agreement, a change of control of Telik has occurred. The disclosure of Item 2.01 of this Current Report is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

(b) On July 8, 2014, pursuant to the Merger Agreement and in connection with the completion of the Merger, Edward W. Cantrall, Ph.D., Steven R. Goldring, M.D. and Richard B. Newman, Esq. resigned from the board of directors of Telik (the “Board”) and Jim J. Antonopoulos, Jeffrey V. Ravetch, M.D., Ph.D. , J. David Hansen, Philip O. Livingston, M.D., Kenneth M. Cohen and Paul V. Maier were each appointed to the Board. The persons set forth below were appointed as members of the Board to the classes as set forth below in accordance with the terms of Telik’s charter documents:

Jim J. Antonopoulos	Class II
Jeffrey V. Ravetch, M.D., Ph.D.	Class II
J. David Hansen	Class I
Philip O. Livingston, M.D.	Class I
Kenneth M. Cohen	Class III
Paul Maier	Class III

In accordance with the Series A-1 Certificate of Designations, Jim J. Antonopoulos was designated as the Primary Series A Director (as defined in the Series A-1 Certificate of Designations) and Jeffrey V. Ravetch, M.D., Ph.D. was designated as the Secondary Series A Director (as defined in the Series A-1 Certificate of Designations).

In addition, Mssers. Antonopoulos, Cohen and Maier, were elected to serve as members of the Audit Committee of the Board, with Mr. Maier serving as the Chairman of the Audit Committee of the Board, Dr. Ravetch and Mssrs. Antonopoulos and Cohen were each elected serve as members of the Compensation Committee of the Board with Mr. Cohen serving as the Chairman of the Compensation Committee, and Mssrs. Antonopoulos, Cohen and Maier and were elected to serve as a members of the Nominating Committee of the Board with Mr. Antonopolus serving as the Chairman of the Nominating Committee of the Board.

The information required by Item 502 of Form 8-K for Mssers. Antonopoulos and Hansen and for Drs. Livingston and Ravetch is incorporated herein by reference to the relevant sections of the Proxy Statement.

Kenneth M. Cohen and Paul V. Maier

Kenneth M. Cohen, 59, has served as a member of the Board of Directors of Adamis Pharmaceuticals Corporation (a public pharmaceutical company) since January 2011. He is an advisor to companies, entrepreneurs and investors in the life sciences area. He was a co-founder of publicly held Somaxon Pharmaceuticals and served as its President and Chief Executive Officer from August 2003 through December 2007 and continued as a director until June 2008. Previously, he was an independent advisor to various biotechnology and pharmaceutical companies, entrepreneurs and investors, including Synbiotics Corporation, Applied NeuroSolutions, Inc. and Highbridge Capital Management. From May 1996 to April 2001, he was President and Chief Executive Officer of Synbiotics Corporation, a diagnostics company. From March 1995 to February 1996, Mr. Cohen was Executive Vice President and Chief Operating Officer for Canji Incorporated, a human gene-therapy company, until its acquisition by Schering-Plough Corporation in February 1996. Prior to joining Canji, he was Vice President of Business Affairs at Argus Pharmaceuticals, Inc. and Vice President of Marketing and Business Development for LifeCell Corporation. Mr. Cohen began his career at Eli Lilly and Company in 1978, where, among many different responsibilities over ten years, he directed business planning for the Medical Instrument Systems Division and managed the launch of Prozac. He received an A.B. in biology and chemistry from Dartmouth College and an M.B.A. from the Wharton School of The University of Pennsylvania. The Board highly values Mr. Cohen’s significant industry expertise, developed through his career as a senior professional at several leading pharmaceutical companies. The Board believes that these characteristics qualify Mr. Cohen to serve as a member of the Board.

Paul V. Maier, 66, served as the Chief Financial Officer of Sequenom, Inc., (a public biotechnology company) from June of 2009 through June of 2014 and Chairman, member of the Audit Committee of and member of the Governance Committee of the Board of Directors of Apricus Biosciences, Inc. (a public pharmaceutical company). Prior to joining Sequenom, Mr. Maier served as Senior Vice President and Chief Financial Officer of Ligand Pharmaceuticals, Inc. from 1992 until 2007, where he helped build Ligand from a venture stage company to a commercial, integrated biopharmaceutical organization. Prior to joining Ligand, he spent six years in various management and finance positions at ICN Pharmaceuticals. Mr. Maier received his M.B.A. from Harvard Business School and a B.S. from Pennsylvania State University. The Board believes that Mr. Maier’s qualifications to serve on the Board include his management and finance background and ability to contribute to the Board’s understanding of technical matters relating to Telik’s business, as well as Mr. Maier’s broader business development and corporate experience.

(c) On July 7, 2014, at the Board meeting held immediately following the 2014 Annual Meeting of Stockholders, the Board elected the following persons to the offices set forth opposite their names, to hold office in accordance with the by-laws of Telik:

J. David Hansen	President and Chief Executive Officer
Philip O. Livingston, M.D.	Chief Science Officer
Gregory P. Hanson	Chief Financial Officer
Wolfgang W. Scholz, Ph.D.	Vice President of Antibody Discovery

The information relating to Messrs. Hansen and Hanson and Drs. Livingston and Scholz required by Item 5.02 of Form 8-K are incorporated herein by reference to the relevant sections of the Proxy Statement.

On July 8, 2014, Telik assumed all of the duties, obligations and liabilities of MabVax under (i) the employment agreement with J. David Hansen, dated July, 7, 2014, or the Hansen Employment Agreement, (ii) the employment agreement with Gregory P. Hanson, dated July, 7, 2014, or the Hanson Employment Agreement, and (iii) the employment agreement with Wolfgang W. Scholz, Ph.D., dated July, 7, 2014, or the Scholz Employment Agreement.

Hansen Employment Agreement

The Hansen Employment Agreement has an initial term of 3 years, with an option to renew or extend the terms if notice is provided by either Mr. Hansen or MabVax at least 60 days prior to the end of the term. Under the terms of his agreement, Mr. Hansen is currently entitled to receive a base salary of $315,660.29. Mr. Hansen is also entitled to an annual bonus, based on certain performance-based objectives established by the Compensation Committee of the Board.

The Hansen Employment Agreement may be terminated upon death, disability, and with or without Cause (as defined by the Hansen Employment Agreement) by MabVax, with Good Reason (as defined in the Hansen Employment Agreement ), with or without Cause and upon a Change in Control (as defined in the Employment Agreement), by Mr. Hansen or at either party’s election not to renew the employment agreement. In the event the Hansen Employment Agreement is terminated as a result of Mr. Hansen’s death, Mr. Hansen’s authorized representative shall be entitled to receive all Accrued Obligations (as defined in the employment agreement), full acceleration of vesting of all issued and outstanding stock options, benefits for up to one year, any unpaid annual bonus amounts and a pro rata bonus payment. In the event the Hansen Employment Agreement is terminated by MabVax for Disability or without Cause, by Mr. Hansen for Good Reason, non-renewal by MabVax or in connection with a Change in Control, Mr. Hansen would be entitled to receive all Accrued Obligations, full acceleration of vesting of all issued and outstanding stock options, unpaid bonus amounts, benefits for up to one year or until Mr. Hansen obtains coverage through subsequent employment (whichever is earlier) and severance payments equal to Mr. Hansen’s annual base salary payable in 12 equal monthly installments. In the event the employment agreement is terminated by Telik for Cause, without Good Reason by Mr. Hansen, or the parties elect not to renew the agreement, Mr. Hansen will be entitled to payment of any base salary earned but unpaid through the date of termination and any other payment or benefit to which he is entitled under the applicable terms of any applicable company arrangement during the 30 day period following the termination of the Hansen Employment Agreement.

Hanson Employment Agreement

The Hanson Employment Agreement has an initial term of 3 years, with an option to renew or extend the terms if notice is provided by either Mr. Hanson or MabVax at least 60 days prior to the end of the term. Under the terms of his agreement, Mr. Hanson is currently entitled to receive a base salary of $215,000. Mr. Hanson is also entitled to an annual bonus, based on certain performance-based objectives established by MabVax’s Chief Executive Officer. In addition, MabVax previously granted Mr. Hanson options to purchase up to 70,000 shares of MabVax common stock at $2.25 per share (options to purchase up to 155,630 shares of Telik common stock at an exercise price of $1.012 per share pursuant to the Merger Agreement) under the terms of the MabVax 2014 Employee, Director and Consultant Equity Incentive Plan which was assmed by Telik pursuant to the Merger Agreement.

The Hanson Employment Agreement may be terminated upon death, disability, and with or without Cause (as defined by the Hansen Employment Agreement) by MabVax, with Good Reason (as defined in the Hanson Employment Agreement ), with or without Cause and upon a Change in Control (as defined in the Employment Agreement), by Mr. Hanson or at either party’s election not to renew the employment agreement. In the event the Hanson Employment Agreement is terminated as a result of Mr. Hanson’s death, Mr. Hanson’s authorized representative shall be entitled to receive all Accrued Obligations (as defined in the employment agreement), full acceleration of vesting of all issued and outstanding stock options, benefits for up to 1 year, any unpaid annual bonus amounts and a pro rata bonus payment. In the event the Hanson Employment Agreement is terminated by MabVax for Disability or without Cause, by Mr. Hanson for Good Reason, non-renewal by MabVax or in connection with a Change in Control, Mr. Hanson would be entitled to receive all Accrued Obligations, full acceleration of vesting of all issued and outstanding stock options, unpaid bonus amounts, benefits for up to one year or until Mr. Hanson obtains coverage through subsequent employment (whichever is earlier) and severance payments equal to Mr. Hanson’s annual base salary payable in 12 equal monthly installments. In the event the employment agreement is terminated by Telik for Cause, without Good Reason by Mr. Hanson, or the parties elect not to renew the agreement, Mr. Hanson will be entitled to payment of any base salary earned but unpaid through the date of termination and any other payment or benefit to which he is entitled under the applicable terms of any applicable company arrangement during the 30 day period following the termination of the Hanson Employment Agreement.

Scholz Employment Agreement

The Scholz Employment Agreement has an initial term of 3 years, with an option to renew or extend the terms if notice is provided by either Dr. Scholz or MabVax at least 60 days prior to the end of the term. Under the terms of his agreement, Dr. Scholz is currently entitled to receive a base salary of $213,803. Dr. Scholz is also entitled to an annual bonus, based on certain performance-based objectives established by MabVax.

The Scholz Employment Agreement may be terminated upon death, disability, and with or without Cause (as defined by the Scholz Employment Agreement) by MabVax, with Good Reason (as defined in the Scholz Employment Agreement ), with or without Cause and upon a Change in Control (as defined in the Employment Agreement), by Mr. Scholz or at either party’s election not to renew the employment agreement. In the event the Scholz Employment Agreement is terminated as a result of Dr. Scholz’s death, Dr. Scholz’s authorized representative shall be entitled to receive all Accrued Obligations (as defined in the employment agreement), full acceleration of vesting of all issued and outstanding stock options, benefits for up to 1 year, any unpaid annual bonus amounts and a pro rata bonus payment. In the event the Scholz Employment Agreement is terminated by MabVax for Disability or without Cause, by Dr. Scholz for Good Reason, non-renewal by MabVax or in connection with a Change in Control, Dr. Scholz would be entitled to receive all Accrued Obligations, full acceleration of vesting of all issued and outstanding stock options, unpaid bonus amounts, benefits for up to one year or until Dr. Scholz obtains coverage through subsequent employment (whichever is earlier) and severance payments equal to Dr. Scholz’s annual base salary payable in 12 equal monthly installments. In the event the employment agreement is terminated by Telik for Cause, without Good Reason by Dr. Scholz, or the parties elect not to renew the agreement, Dr. Scholz will be entitled to payment of any base salary earned but unpaid through the date of termination and any other payment or benefit to which he is entitled under the applicable terms of any applicable company arrangement during the 30 day period following the termination of the Scholz Employment Agreement.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure in Item 3.03 of this Current Report is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The following proposals were voted on by the Telik stockholders at its 2014 Annual Meeting of Stockholders, or the Annual Meeting, which was held on July 7, 2014. At the Annual Meeting, a total of 4,811,792 shares, or 62.6%, of Telik’s common stock issued and outstanding as of the record date for the Annual Meeting, were represented in person or by proxy. Set forth below is a brief description of each matter voted upon at the Annual Meeting and the voting results with respect to each matter.

(i) To approve the issuance of Telik common stock, Tacoma Series A-1 convertible preferred stock, warrants to purchase Telik common stock, and, to the extent applicable, Series A-2 convertible preferred stock pursuant to the Merger Agreement:

Class or Series	For:	Against:	Abstain	Broker Non-Vote
Common	1,407,094	38,086	13,578	1,322,763
Series B	228,696	0	0	0
Total	1,635,790	38,086	13,578	1,322,763

The proposal was approved.

(ii) To approve of the issuance of Telik common stock issuable upon conversion of the Series B Convertible Preferred Stock and upon exercise of the Warrants, without giving effect to the conversion and exercise limitations set forth in Telik’s Certificate of Designations, Preferences and Rights of Series B-1 Convertible Preferred Stock and the Warrants:

Class or Series	For:	Against:	Abstain	Broker Non-Vote
Common	1,407,440	37,627	13,691	1,322,763

The proposal was approved.

(iii) To approve, in the event the closing price of the Telik common stock as of the last business day immediately prior to effective time of Merger is less than $4 per share, the amendment of the Telik certificate of incorporation to implement a 5 to 1 reverse stock split of the shares of issued and outstanding Telik common stock and related matters:

Class or Series	For:	Against:	Abstain	Broker Non-Vote
Common	1,362,130	95,327	1,301	1,322,763
Series B	228,696	0	0	0
Total	1,590,826	95,327	1,301	1,322,763

The proposal was not approved.

(iv) To approve an amendment to Telik’s certificate of incorporation to (a) increase the number of shares to a new total of 150,000,000, (b) increase the number of shares of Telik’s preferred stock to a new total of 15,000,000 shares, and (c) change the name of Telik to “MabVax Therapeutics Holdings, Inc.”:

Class or Series	For:	Against:	Abstain	Broker Non-Vote
Common	1,385,902	68,991	3,865	1,322,763
Series B	228,696	0	0	0
Total	1,614,598	68,991	3,865	1,322,763

The proposal was not approved.

(v) To approve the adoption of the certificate of designations, preferences and rights of Series A-1 convertible preferred stock to designate a new series of Telik preferred stock, the Series A-1 convertible preferred stock:

Class or Series	For:	Against:	Abstain	Broker Non-Vote
Common	1,401,774	32,995	23,989	1,322,763
Series B	228,696	0	0	0
Total	1,630,470	32,995	23,989	1,322,763

The proposal was not approved.

(vi) To approve the adoption of the certificate of designations, preferences and rights of Series A-2 convertible preferred stock to designate a new series of preferred stock, the Series A-2 preferred stock:

Class or Series	For:	Against:	Abstain	Broker Non-Vote
Common	1,397,108	49,084	12,566	1,322,763
Series B	228,696	0	0	0
Total	1,625,804	49,084	12,566	1,322,763

The proposal was not approved.

(vii) To elect each of the following two nominees for election to the Board to hold office until the closing of the Merger or, if the Merger is not completed, until the 2017 Annual Meeting of Stockholders:

Nominee	Votes For	Votes Withheld

Edward W. Cantrall Ph.D.	1,658,015	29,439
Steven R. Goldring, M.D.	1,645,710	41,744

On that basis, the above nominees were elected.

(viii) To approve the ratification of the selection of Burr Pilger Mayer, Inc. as the independent registered public accounting firm of Telik by the Audit Committee of the Board for its fiscal year ending December 31, 2014:

Class or Series	For	Against	Abstain

Common Stock	2,720,226	29,859	31,436
Series B Preferred Stock	228,696	-0-	-0-

TOTAL	2,948,922	29,859	31,436

The proposal was approved.

(ix) To adjourn to the Annual Meeting, to solicit additional proxies if there are not sufficient votes in favor of the proposals referred to in clauses (i) through (vi):

Class or Series	For	Against	Abstain	Non-Votes

Common Stock	1,410,582	46,067	2,109	1,322,763
Series B Preferred Stock	228,696	-0-	-0-	-0-

TOTAL	1,639,278	46,067	2,109	1,322,763

The proposal was approved.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of business acquired.

The audited consolidated financial statements MabVax for the period from May 5, 2006 (Inception) through December 31, 2013 and unaudited financial statements for the interim period from January 1, 2014 through March 31, 2014, required to be filed pursuant to Items 9.01(a) of Form 8-K will be reported on an amended Current Report on Form 8-K no later than 71 calendar days from the date of filing of this Current Report.

(b)	Pro forma financial information.

The unaudited pro forma financial information required to be filed pursuant to Item 9.01(b) of Form 8-K will be reported on an amended Current Report on Form 8-K no later than 71 calendar days from the date of filing of this Current Report. The unaudited pro forma information included in the Proxy Statement filed with the SEC on June 3, 2014 are incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description

2.1	Amendment No. 2 to the Agreement and Plan of Merger, dated July 7, 2014, by and among Telik Inc., Tacoma Acquisition Corp. and MabVax Therapeutics, Inc.

2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated June 3, 2014, by and among Telik Inc., Tacoma Acquisition Corp. and MabVax Therapeutics, Inc. (incorporated by reference to Exhibit 2.1 of Telik’s Current Report on Form 8-K filed with the SEC on July 1, 2014)

2.3	Agreement and Plan of Merger, dated May 12, 2014, between Telik, Inc. Tacoma Acquisition Corp., Inc. and MabVax Therapeutics, Inc. (incorporated by reference to Exhibit 2.1 of Telik’s Current Report on Form 8-K filed with the SEC on May 12, 2014)

3.1	Certificate of Designations, Preferences and Rights of Series A-1 Convertible Preferred Stock (included as Exhibit A to Amendment No. 2 attached as Exhibit 2.1 of this Current Report)

3.2	Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock (included as Exhibit A to the Omnibus Amendment attached as Exhibit 10.1 to this Current Report).

4.1	Form of Parent Common Stock Warrant (included as Exhibit B to Amendment No. 2 attached as Exhibit 2.1 of this Current Report)

4.2	Form of Warrant to Purchase Common Stock

10.1	Omnibus Amendment and Stockholder Consent, dated July 7, 2014, by and among Telik and the Purchasers

99.1	Michael Wick Resignation Letter, dated July 7, 2014

99.2	Edward W. Cantrall, Resignation Letter, dated July 7, 2014

99.3	Steven R. Goldring Resignation Letter, dated July 7, 2014

99.4	Richard B. Newman Resignation Letter, dated July 7, 2014

99.5	ProForma Financial Information (incorporated by reference to the Telik Proxy Statement filed with the SEC on June 3, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELIK, INC.

Dated: July 9, 2014	By:	/s/ J. David Hansen
		Name:	J. David Hansen
		Title:	President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

2.1	Amendment No. 2 to the Agreement and Plan of Merger, dated July 7, 2014, by and among Telik Inc., Tacoma Acquisition Corp. and MabVax Therapeutics, Inc.

2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated June 3, 2014, by and among Telik Inc., Tacoma Acquisition Corp. and MabVax Therapeutics, Inc. (incorporated by reference to Exhibit 2.1 of Telik’s Current Report on Form 8-K filed with the SEC on July 1, 2014)

2.3	Agreement and Plan of Merger, dated May 12, 2014, between Telik, Inc. Tacoma Acquisition Corp., Inc. and MabVax Therapeutics, Inc. (incorporated by reference to Exhibit 2.1 of Telik’s Current Report on Form 8-K filed with the SEC on May 12, 2014).

3.1	Certificate of Designations, Preferences and Rights of Series A-1 Convertible Preferred Stock (included as Exhibit A to Amendment No. 2 attached as Exhibit 2.1 of this Current Report).

3.2	Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock (included as Exhibit A to the Omnibus Amendment attached as Exhibit 10.1 to this Current Report).

4.1	Form of Parent Common Stock Warrant (included as Exhibit B to Amendment No. 2 attached as Exhibit 2.1 of this Current Report)

4.2	Form of Warrant to Purchase Common Stock

10.1	Omnibus Amendment and Stockholder Consent, dated July 7, 2014, by and among Telik and the Purchasers

99.1	Michael Wick Resignation Letter, dated July 7, 2014

99.2	Edward W. Cantrall Resignation Letter, dated July 7, 2014

99.3	Steven R. Goldring Resignation Letter, dated July 7, 2014

99.4	Richard B. Newman Resignation Letter, dated July 7, 2014

99.5	ProForma Financial Information (incorporated by reference to the Telik Proxy Statement filed with the SEC on June 3, 2014)